UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001604119
JPMBB Commercial Mortgage Securities Trust 2014-C19
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682523
Starwood Mortgage Funding II LLC
(Exact name of sponsor as specified in its charter)

New York	333-190246-04	38-3926128 38-3926129 38-3926130 38-7111618
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to a Current Report on Form 8-K, filed by the registrant on September 30, 2022 (SEC Accession No. 0001888524-22-012339) (the “Prior 8-K Report”), pursuant to Section 7.01(d) of the pooling and servicing agreement, dated as of May 1, 2014 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as special servicer, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, relating to the issuing entity known as JPMBB Commercial Mortgage Securities Trust 2014-C19 (the “Issuing Entity”), effective as of September 30, 2022, Midland was removed as special servicer and LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Whole Loan, the Gumberg Retail Portfolio Whole Loan and the 110 & 112 West Hubbard Street Mortgage Loan).

 As stated in the Prior 8-K Report, the appointment of LNR Partners as successor special servicer with respect to the 110 & 112 West Hubbard Street Mortgage Loan was to become effective upon on the earliest of (a) October 31, 2022 if reinstatement fails to close on or prior to October 31, 2022; (b) if reinstatement closes on or prior to October 31, 2022, the date on which the borrower re-defaults or another workout strategy is pursued prior to the loan becoming a corrected loan; (c) the date the loan is returned as a corrected loan to the Master Servicer or (d) December 12, 2022.

This Current Report on Form 8-K is being filed to record that, effective as of December 8, 2022, LNR Partners became special servicer with respect to the 110 & 112 West Hubbard Street Mortgage Loan.  LNR Partners will be responsible for the servicing and administration of the 110 & 112 West Hubbard Street Mortgage Loan pursuant to the Pooling and Servicing Agreement, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on May 21, 2014.  The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  December 14, 2022